                                                                   EXHIBIT 10.57


                                 PROMISSORY NOTE



$20,640,000.00                  Cedar Rapids, Iowa                 July 19, 2000

         FOR VALUE RECEIVED, the undersigned, UNITED GROUP REINSURANCE, INC., a Turks & Caicos Islands corporation (hereinafter referred to as the "Maker"), promises to pay to the order of MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Payee"; Payee, and any subsequent holder hereof, being hereinafter referred to as "Holder"), without grace, at the office of Payee at 4333 Edgewood Road, N. E., Cedar Rapids, Iowa 52499, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of Twenty Million Six Hundred Forty Thousand and No/ 100 ($20,640,000.00) Dollars pursuant to the authority set forth in this Note, together with simple interest on so much thereof as is from time to time outstanding and unpaid, from the date hereof, at the rate of eleven percent (11%) per annum, in lawful money of the United States of America, which shall at the time of payment be legal tender in payment of all debts and dues, public and private. Such principal and interest to be paid in the following manner, to wit:

         (a) Installments of accrued interest on the outstanding principal balance hereof and at the foregoing rate, shall be due and payable quarterly, in arrears, commencing on the first (1st) day of October, 2000, and continuing on the first (1st) day of each calendar quarter thereafter, through and including the first (1st) day of August, 2001 (the "Maturity Date"), all accrued but unpaid interest on the outstanding principal balance hereof shall be due and payable in full. Interest payments shall be calculated on the basis of actual days divided by 360.

         (b) Payments of principal may be made at any time. The entire outstanding principal balance hereof, together with all accrued but unpaid interest thereon, shall be due and payable in full on August 1, 2001.

         This Note is issued pursuant to that certain Loan Agreement dated of even date herewith by and between Maker and Holder (the "Loan Agreement") and is entitled to the benefits and is subject to the provisions of the Loan Agreement; provided, however, nothing contained in the Loan Agreement is intended or should be construed to modify, affect or impair the provisions of this Note. Pursuant to the terms of the Loan Agreement, Maker shall have the right to borrow Twenty Million Six Hundred Forty Thousand and No/100 ($20,640,000.00) Dollars.

         This Note may be prepaid in whole or in part without penalty or prepayment premium. Payments, if any, of the Note shall be applied to installments thereof in the inverse order of their maturity.

         It is hereby expressly agreed that should any Event of Default be made in the payment of principal or interest as stipulated above, that interest shall accrue on the outstanding principal balance of this Note and for so long as such Event of Default continues at the Default Interest Rate, as defined in the Loan Agreement. Time is of the essence of this Note.

         This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         If for any circumstances whatsoever, fulfillment of any provision of this Note or of any other instrument evidencing or securing the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

         This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Iowa. Borrower hereby submits to the jurisdiction of the Courts of the State of Iowa with respect to any legal action which may be brought to Lender hereunder.

         IN WITNESS WHEREOF, Maker has caused this Note to be executed under Seal on the date first above written.

                                     MAKER:

                                     UNITED GROUP REINSURANCE, INC.
                                     a Turks & Caicos Islands corporation

                                     By:  /s/ ROBERT B. VLACH
                                          -------------------------------------
                                     Name:    Robert B. Vlach
                                     Title:   VP

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (the "Agreement") is made and entered into as of the 19th day of July, 2000, by and between UNITED GROUP REINSURANCE, INC., a Turks & Caicos Islands corporation (hereinafter referred to as "Borrower"), and MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Lender").

                                   WITNESSETH:

         In consideration of the mutual covenants and agreements hereinafter set forth, Lender agrees to make and Borrower agrees to accept a loan in accordance with and subject to the terms and conditions hereinafter set forth.


                                    ARTICLE 1

                              TERMS AND DEFINITIONS

         In addition to the other terms hereinafter defined, the following terms shall, for purposes of this Agreement, have the meanings set forth in this
Article 1.

1.1 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall have the meanings attributed to such terms under generally accepted accounting principles consistently applied.

1.2 ADDRESS. The executive offices of the Borrower are located at United Group Reinsurance, Inc. c/o UICI, 4001 McEwen Drive, Dallas, Texas 75244.

1.3 AGREEMENT. This Loan Agreement, as amended or supplemented from time to time.

1.4 BANKRUPTCY CODE. The Bankruptcy Reform Act of 1978, as amended from time to time.

1.5 CLOSING DATE. Within 10 days following the issuance by the Office of the Comptroller of the Currency of a definitive Consent Order against United Credit National Bank validating the terms of a Capital Plan submitted by United Credit National Bank.

1.6 COLLATERAL. All personal property pledged or assigned by Borrower to Lender under any of the Credit Documents, including Exhibit A of the Security Agreement, as security for the Obligations including all accessions to, substitutions for, and all replacements, proceeds, products, rents or profits of any and all of the foregoing.

1.7 CREDIT DOCUMENTS. Collectively, this Agreement, the Security Agreement, the Guaranty and the Note, together with any and all other documents and instruments now or hereafter evidencing, securing or otherwise relating to the Obligations.

1.8 CUSTODY AGREEMENT. The Custody Agreement effective as of March 29, 2000 (the "Custody Agreement") between the Borrower, PFL Life Insurance Company, a company organized under the laws of Iowa, Life Investors Insurance Company of America, a company organized under the laws of the Iowa, Bankers United Life Assurance Company, a company organized under the laws of Iowa, and Monumental Life Insurance Company, a company organized under the laws of Maryland (collectively, the "Custody Agreement Beneficiary"), and Chase Bank of Texas, N.A., a national association organized under the laws of the United States, as custodian, as amended.

1.9 DEBT. As to any Person at any time (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all capital lease obligations of such Person; (e) all debt or other obligations of others guaranteed by such Person; (f) all obligations secured by a Lien existing on property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; (h) all obligations of such Person to redeem or retire shares of capital stock of such Person except any obligations to repurchase common capital stock of the Borrower issued to officers, employees and agents of the Borrower or the subsidiaries pursuant to a stock option plan, stock purchase plan, other compensation plan or other compensation arrangement authorized by the board of directors of Borrower; (i) all obligations and liabilities of such Person under interest rate protection agreements; (j) all liabilities of such Person in respect of unfunded vested benefits under any plan; (k) all obligations of such Person, contingent or otherwise, for the payment of money under any noncompete, consulting or similar agreement or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition; and (1) all other amounts required to be reflected as a liability on a consolidated balance sheet of such Person in accordance with GAAP other than accruals, taxes, time deposits and policy liabilities.

1.10 DEFAULT INTEREST RATE. The interest rate per annum equal to thirteen percent (13%).

1.11 EVENT OF DEFAULT. Any of the events or conditions described in Article 8 of this Agreement.

1.12 GUARANTOR. UICI, a Delaware corporation, from which Lender shall require the execution and delivery of a contract of guaranty guaranteeing payment of the Note.

1.13 GUARANTY. Any agreement or other writing executed by Guarantor guaranteeing payment of the Note. The Guaranty shall be substantially in the form of Exhibit A attached hereto and by this reference made a part hereof.

1.14     LAWS. Such term is defined in Section 3.4 hereof.

1.15 LIEN. Any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever.

1.16     LOAN. The Loan described in Article 3 of this Agreement.

1.17 NOTE. The Promissory Note evidencing all or any portion of the indebtedness of Borrower to Lender (hereinafter singularly and/or collectively referred to as the "Note"), together with all modifications, renewals and extensions thereof.

1.18 OBLIGATIONS. The indebtedness, liabilities and obligations of Borrower to Lender arising hereunder or under any of the other Credit Documents or as a result hereof or thereof, whether evidenced by the Note or otherwise, and any and all extensions or renewals thereof in whole or in part; any indebtedness, liability or obligation of Borrower to Lender under any later or future advances or loans by Lender to Borrower, and any and all extensions or renewals thereof in whole or in part; and any and all future or additional indebtedness, liabilities or obligations of Borrower to Lender whatsoever, including without limitation the enforcement by the Lender of its rights and remedies under any or all of the foregoing (including all costs, expenses and reasonable attorneys' and paralegals' fees and expenses incurred by Lender), whether existing as of the date hereof or hereafter arising, whether arising under a loan, lease, line of credit, letter of credit or other type of financing, and whether direct, indirect, absolute or contingent, primary or secondary, and however incurred, created or arising or whether evidenced by, arising out of, or relating to, a promissory note, check draft, bond, letter of credit, lease, guaranty agreement or otherwise.

1.19 PERSON. Any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, party, or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

1.20 REQUIREMENT. Any law, statute, ordinance, rule, or regulation, or judicial or administrative order, award, judgment or writ, injunction or decree, relating in any way to Borrower, its properties or assets, or its business, issued by the United States, the jurisdiction(s) in which Borrower conducts business, or in which it leases, owns or operates properties or assets or any political subdivision thereof, or any agency, department, commission, board, bureau or instrumentality of any of them.

1.21 RESPONSIBLE OFFICER. The Borrower's General Counsel or, if none, the Borrower's Secretary.

1.22 SECURITY AGREEMENT. The security agreement pursuant to which the Borrower grants a security interest in and to all of the property described therein as security for all liabilities of the Borrower to Lender. The Security Agreement shall be substantially in the form of Exhibit B attached hereto and by this reference made a part hereof.


                                    ARTICLE 2

                              CONDITIONS PRECEDENT

         Lender's obligation under this Agreement to make the Loan described herein on the Closing Date shall be subject to the terms and conditions of this Agreement and the following conditions precedent:

2.1 RESOLUTIONS, CERTIFICATIONS, FEES AND EXPENSES. The Lender shall have received on or before the Closing Date all of the following, each dated (unless otherwise indicated) the Closing Date hereof, in form and substance satisfactory to the Lender:

         (i) Resolutions. Resolutions of the Board of Directors of the Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower of this Agreement and the other Credit Documents to which the Borrower is or is to be a party;

         (ii) Incumbency Certificate. A certificate of incumbency certified by the Secretary or an Assistant Secretary of the Borrower certifying the name of each officer of the Borrower (A) who is authorized to sign this Agreement and each of the other Credit Documents to which the Borrower is or is to be a party (including the certificates contemplated herein) together with specimen signatures of each such officer and (B) who will, until replaced by other officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby;

         (iii) Certificate of Incorporation. The certificate of incorporation of Borrower certified by the Secretary or an Assistant Secretary of the Borrower certifying its state of organization and dated a current date;

         (iv) Bylaws. The bylaws of the Borrower certified by the Secretary or an Assistant Secretary of Borrower;

         (v) Good Standing Certificates. Certificate as to the good standing of the Borrower under the laws of the jurisdiction of its organization or formation and certificates of good standing as a foreign entity authorized to transact business in each other jurisdiction where the failure to so qualify would have a material adverse effect on the results of operations or financial condition of Borrower.

         (vi) Guarantor Financial Statement. Financial statements consisting of a consolidated balance sheet, income statement and statement of cash flows of the Guarantor dated as of March 31, 2000.

         (vii) Note. The Note executed by the Borrower;

         (viii) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including reasonable attorney's fees) referred to in Section 10.22, to the extent incurred, shall have been paid in full by the Borrower;

         (ix) Opinion of Counsel. A favorable opinion of legal counsel to the Borrower as to the matters set forth in Exhibit "B" hereto, and such other matters as the Lender may reasonably request.

         (x) Custody Agreement Amendment. An amendment to the Custody Agreement to provide that the premium for the Policies reinsured under the Reinsurance Agreement dated January 1, 1995, as amended, between Borrower and Custody Agreement Beneficiary (collectively, the "Reinsurance Agreement"), have been transferred to the Custodian for the purpose of securing and paying Policy Liabilities (as defined in the Reinsurance Agreement) and for securing and paying the Obligations in the Loan Agreement.

2.2 NO EVENT OF DEFAULT. No Event of Default hereunder or any other indebtedness of Borrower shall have occurred and be continuing or would result from the execution of this Agreement or any other Credit Document.

2.3 REPRESENTATIONS AND WARRANTIES. All of the representations and warranties contained in Article 4 hereof and in the other Credit Documents shall be true, correct and complete in all material respects.

2.4 SECURITY DOCUMENTS. Any documents (including without limitation financing statements) required to be filed under the Security Agreement in order to create, in favor of Lender, a perfected security interest in the Collateral shall have been delivered or are in the process of being delivered to the appropriate officers in the required jurisdictions.

2.5 OCC APPROVAL. The Lender shall have received satisfactory evidence that the Office of the Comptroller of the Currency has approved the Capital Plan of United Credit National Bank.

2.6 ADDITIONAL DOCUMENTATION. The Lender shall have received such additional approvals, opinions, or documents as the Lender or its legal counsel may reasonably request.

                                    ARTICLE 3

                                      LOAN

         Subject to the provisions of this Agreement, Lender agrees to make the Loan on the Closing Date to Borrower, upon the following terms:

3.1 LOAN. Subject to the terms and conditions of this Agreement, Borrower shall have the right to borrow in one borrowing the sum of Twenty Million Six Hundred Forty Thousand and No/100 ($20,640,000.00) Dollars. Principal amounts of the Loan paid or prepaid may not be reborrowed.

3.2 NOTE, INTEREST AND REPAYMENT TERMS. In order to evidence the Loan, the Borrower shall execute and deliver the Note, substantially in the form of Exhibit C hereto. The principal amount of the Loan shall be payable in accordance with, and interest on said principal amount shall accrue at the rate specified in and shall be payable in accordance with, the provisions of the Note.

3.3 USE OF PROCEEDS. Borrower shall use the proceeds of the Loan for (a) working capital needs of the Borrower and (b) a loan to its parent company.


                                    ARTICLE 4

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         To induce the Lender to enter into this Agreement and to make the Loan hereunder on the Closing Date, the Borrower represents and warrants to the Lender as of the date hereof, the following, which shall survive the execution and delivery of this Agreement, the Note and the other Credit Documents to which the Borrower is or may become a party and until all of the Obligations and indebtedness of the Borrower have been paid, satisfied or discharged in full, regardless of any investigation by the Lender of the Borrower's financial condition or assets:

4.1 CORPORATE EXISTENCE. The Borrower (a) is a corporation duly organized, validly existing, and in good standing under the laws of the Turks & Caicos Islands; (b) has all requisite power and corporate authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the failure to be so qualified would have a material adverse effect upon the financial condition or results of operation of Borrower. The Borrower has the corporate power and authority and legal right to execute, deliver, and perform its obligations under this Agreement and the other Credit Documents to which it is or may become a party. The Borrower has authorized share capital of $5,000 divided into 5,000 ordinary shares of $1.00 each, of which one ordinary share has been issued and is outstanding. The remaining 4,999 ordinary shares have not been issued and are not outstanding.

4.2 SOLVENCY. Borrower now has and will continue to maintain during the term of this Agreement capital sufficient to conduct the business transactions in which it is currently engaged or as contemplated hereunder to be engaged, and is and will continue to be during the term of this Agreement solvent and able to pay its debts as they mature, and Borrower now owns and will maintain during the term of this Agreement property whose fair saleable value is greater than the amount required to pay the indebtedness evidenced by the Note, or such amounts as are advanced therewith.

4.3 FINANCIAL STATEMENTS. The Borrower has delivered to the Lender unaudited financial statements for Borrower as at and for the fiscal year ended December 31, 1999. Such financial statements are complete and correct, have been prepared in accordance with GAAP, and fairly and accurately present the financial condition of Borrower as of the date indicated therein and the results of operations for the period indicated therein, subject to normal year end audit adjustments. Since December 31, 1999 and March 31, 2000, no material adverse change in the Borrower's financial condition or affairs has occurred and no dividends on or redemptions of the Borrower's capital stock have been made. Except as disclosed on the financial statements for the period ended December 31, 1999 and March 31, 2000: (i) the Borrower has no indebtedness, except as permitted hereunder, or liabilities, contingent or otherwise; and (ii) no proceedings, suits, orders, claims, investigations, or other actions are pending before any court or governmental authority or threatened against the Borrower not covered by insurance.

4.4 CORPORATE ACTION; NO BREACH. The execution, delivery, and performance by the Borrower of this Agreement and the other Credit Documents to which the Borrower is or may become a party and compliance with the terms and provisions hereof and thereof have been duly authorized by all requisite corporate action on the part of the Borrower and do not and will not (a) violate or conflict with, or result in a breach of, or require any consent under (i) the certificate or articles of incorporation or bylaws of the Borrower, or (ii) any Requirement or applicable law, rule, or regulation or any order, writ, injunction, or decree of any governmental authority or arbitrator, or (iii) any agreement or instrument to which the Borrower is a party or by which any of it or any of its property is bound or subject, or (b) constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the property of the Borrower or Guarantor.

4.5 OPERATION OF BUSINESS. Borrower possesses all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, necessary to conduct its business substantially as now conducted and as currently proposed to be conducted, and Borrower is not in violation in any material respect of any valid rights of others with respect to any of the foregoing.

4.6 LITIGATION AND JUDGMENTS. As of the date hereof, there is no action, suit, investigation, or proceeding before or by any governmental authority or arbitrator pending, or to the knowledge of the Borrower, threatened against or affecting Borrower which, if adversely determined, could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Borrower or the ability of the Borrower to timely and fully perform any of its payment or other obligations under this Agreement, the Note or any other Credit Documents to which it is or may become a party. There are no unstayed or undischarged judgments against Borrower which would constitute an Event of Default under Section 8.7.

4.7 RIGHTS IN PROPERTIES AND COLLATERAL; LIENS. Borrower has good and indefeasible title to or valid leasehold interests in the Collateral and its properties, real and personal, including the properties and leasehold interests reflected in the financial statements described in Sections 4.3 and 5.3, and none of the Collateral, the properties or leasehold interests of Borrower is subject to any Lien, except as permitted by Section 6.2.

4.8 ENFORCEABILITY. This Agreement constitutes, and the other Credit Documents to which the Borrower is party, when executed and delivered, shall constitute the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

4.9 APPROVALS. No authorization, approval, or consent of, and no filing or registration with, any governmental authority or third party (including any insurance regulatory authority) is or will be necessary for the execution, delivery, or performance by the Borrower of this Agreement and the other Credit Documents to which the Borrower is or may become a party or for the validity or enforceability thereof. Without limiting the generality of the forgoing, no authorization, approval, or consent of, and no filing or registration with, any insurance regulatory authority is required for the pledge of the Borrower Capital Stock by Borrower.

4.10     DEBT. Borrower has no Debt, except as permitted by Section 6.1.

4.11 TAXES. Borrower has filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales tax returns, and has paid all of its liabilities for taxes, assessments, governmental charges, and other levies that are due and payable except for those liabilities whose amount, applicability, or validity is being contested in good faith by appropriate proceedings being diligently pursued, and for which adequate reserves have been established. The Borrower knows of no pending investigation of Borrower by any taxing authority or of any pending but unassessed material tax liability of Borrower.

4.12 ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

4.13 DISCLOSURE. No statement, information, report, representation, or warranty made by the Borrower in respect of Borrower contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statement, information, report, representation or warranty was provided. There is no fact known to the Borrower which has had or which could reasonably be expected to have a material adverse effect on (a) the properties, prospects, business, operations, condition (financial or otherwise), liabilities, or capitalization of Borrower, or (b) the value of the Collateral or the validity, priority or perfection of the Lien on the Collateral, or (c) the validity or enforceability of any of the Credit Documents or the rights and remedies of the Lender thereunder.

4.14     SUBSIDIARIES: CAPITALIZATION. The Borrower owns no subsidiaries.

4.15 AGREEMENTS. Borrower is not a party to any indenture, loan, or credit agreement, or to any lease or other agreement or instrument, or subject to any charter or corporate restriction that could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Borrower or the ability of the Borrower to timely and fully perform any of its payment or other obligations under this Agreement, the Note or any other Credit Documents to which it is or may become a party in absence of a default thereunder. Borrower is not in default in any material respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

4.16 COMPLIANCE WITH LAWS. Borrower is not in violation in any material respect of any applicable law, rule, regulation, order, or decree of any governmental authority or arbitrator, including, without limitation, any environmental law.

4.17 INVESTMENT COMPANY ACT. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

4.18 LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of Borrower are affected by any fire, explosion, accident, strike, lockout, or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance) that is having or could have a material adverse effect on the financial condition or results of operations of the Borrower or the ability of the Borrower to timely and fully perform any of its payment or other obligations under this Agreement, the Note or any other Credit Documents to which it is or may become a party.

4.19 COLLATERAL. Borrower owns, and with respect to Collateral acquired after the date hereof, Borrower will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof. Borrower has the unrestricted right to pledge the Collateral as contemplated by the Security Agreement (except for the Liens created in favor of the Custody Agreement Beneficiary under the Custody Agreement). Except as otherwise provided herein and so long as this Agreement shall remain in effect, Borrower shall not further transfer, assign, pledge, sell, convey, encumber, release, amend, or surrender all or any portion of the Collateral without prior written consent of Lender. The principal place of business and chief executive office of Borrower, and the office where

         Borrower keeps its books and records, is located at the address for notices of Borrower set forth in this Agreement.

4.20 BORROWER'S ACTS. Borrower has done no act or omitted to do any act which might prevent Lender from or limit Lender in, acting under any of the provisions hereof.

4.21 REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loan made hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

4.22 DIRECTORS. No director of the Borrower has a financial interest in or other relationship to a party to the transactions contemplated by the Loan Agreement, the Note, the Security Agreement, the Custody Agreement, the Pledge Agreement or the Guaranty.



                                    ARTICLE 5

                    GENERAL AFFIRMATIVE COVENANTS OF BORROWER


         The Borrower (and with respect to Section 5.14, the Guarantor) hereby covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the Borrower and its subsidiaries, if any (and with respect to Section 5.14, the Guarantor), will jointly and severally perform and observe the following affirmative covenants:

5.1 PAYMENT OF NOTE. Borrower and its subsidiaries shall punctually pay the principal and interest on the Note and all of the other Obligations in accordance with the terms hereof and of the other Credit Documents.

5.2 CHANGE OF ADDRESS. If at any time hereafter, Borrower or its subsidiaries elects to move or changes the location of any Collateral from the address provided herein, Borrower or its subsidiaries shall, prior to such move or change in location of Collateral, give Lender thirty (30) days' prior written notice.

5.3 REPORTING REQUIREMENTS. The Borrower and its subsidiaries will furnish to the Lender:

                  (a) Financial Statements of Borrower. Borrower and its subsidiaries shall furnish to Lender unaudited quarterly financial statements within forty five (45) days after the end of a calendar quarter, unaudited annual financial statements within ninety (90) days after the end of a calendar year and such further information pertaining to the financial condition of the Borrower and its subsidiaries and the Collateral as Lender may reasonably request; all of the foregoing to be accompanied by a certificate, in a form acceptable to Lender, from Borrower's President or Chief Financial Officer to the effect that the financial statements fairly and accurately present in conformity with GAAP, the financial position of the Borrower as of the end of the reporting period and the results of operations for the period then ended. All financial statements of Borrower and its subsidiaries, copies of which have heretofore been furnished to Lender, or which shall hereinafter be furnished by Borrower and its subsidiaries to Lender, are and shall be complete and are and shall fairly and accurately represent the financial condition of Borrower and its subsidiaries, as of the dates and for the periods referred to therein, and have been or shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved.

                  (b) Notice of Litigation. Borrower shall furnish to Lender in writing, promptly after the commencement thereof, and in no event more than three (3) business days after commencement, written notice of all actions, suits, and proceedings by or before any governmental authority or arbitrator affecting the Borrower or its subsidiaries.

                  (c) Notice of Default. The Responsible Officer shall promptly give notice in writing to Lender, of (a) the occurrence of any Event of Default under this Agreement or any of the other Credit Documents or of any event of default under any material instrument or other agreement of Borrower or its subsidiaries,
                  (b) any litigation, proceeding, investigation or dispute which may exist at any time between Borrower or its subsidiaries and any governmental or regulatory body which might substantially interfere with the normal business operations of Borrower or its subsidiaries, and (c) all litigation and proceedings brought against Borrower or its subsidiaries which, if adversely determined, would have a material adverse effect on Borrower's or its subsidiaries' operations or financial condition; and.

                  (d) General Information. Borrower shall furnish to Lender in writing, promptly, such other information concerning the Borrower or its subsidiaries (including financial statements of and other reports regarding Borrower or its subsidiaries) as the Lender may from time to time reasonably request.

                  (e) Financial Statements of Guarantor. Borrower and its subsidiaries shall cause the Guarantor to furnish to Lender unaudited consolidated quarterly financial statements within forty five (45) days after the end of a calendar quarter, audited consolidated annual financial statements with an unqualified opinion of an independent certified public accounting firm acceptable to Lender within ninety (90) days after the end of a calendar year and such further information pertaining to the financial condition of the Guarantor and its subsidiaries as Lender may reasonably request. All financial statements of Guarantor and its subsidiaries, copies of which have heretofore been furnished to Lender, or which shall hereinafter be furnished by Guarantor and its subsidiaries to Lender, are and shall be complete and are and shall fairly and accurately represent the financial condition of Guarantor and its subsidiaries, as of the dates and for the periods referred to therein, and have been or shall be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period involved, subject, in the case of unaudited consolidated quarterly financial statements, to normal and recurring year end audit adjustments and the absence of full and complete financial footnotes and other matters as permitted by generally accepted accounting principles for the presentation of unaudited condensed interim financial information.

5.4 MAINTENANCE OF EXISTENCE; CONDUCT OF BUSINESS. The Borrower and its subsidiaries will preserve and maintain its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications, and rights that are necessary or desirable in the ordinary conduct of its business. The Borrower and its subsidiaries will conduct its business in an orderly and efficient manner in accordance with good business practices.

5.5 MAINTENANCE OF PROPERTIES AND COLLATERAL. The Borrower and its subsidiaries will maintain, keep, and preserve all of its properties necessary or useful in the proper conduct of its business and the Collateral in good repair, working order, and condition and make all necessary repairs, renewals, replacements, betterments, and improvements thereof.

5.6 TAXES AND CLAIMS. The Borrower and its subsidiaries will pay or discharge at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that the Borrower and its subsidiaries shall not be required to pay or discharge any tax, levy, assessment, or governmental charge or claim for labor, material, or supplies whose amount, applicability, or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established.

5.7 INSURANCE. The Borrower and its subsidiaries will keep insured by financially sound and reputable insurers all property of a character usually insured by entities engaged in the same or similar business similarly situated and the Collateral against loss or damage of the kinds and in the amounts customarily insured against by such entities and carry such other insurance as is usually carried by such entities.

5.8 INSPECTION RIGHTS. When no Event of Default exists and subject to all confidentiality agreements entered into by the Borrower in the ordinary course of its business (including those entered into in connection with equity and asset acquisitions and the acquisition and use of intellectual property) and the limitations on disclosure imposed therein, the Borrower and its subsidiaries will permit representatives of the Lender, during normal business hours and upon no less than two
         (2) business days prior notice, to examine, copy, and make extracts from its books and records, to visit and inspect its properties and the Collateral, and to discuss its business, operations, and financial condition and the Collateral with its officers, employees, and independent certified public accountants. If an Event of Default exists, the Borrower and its subsidiaries will permit representatives of the Lender, during normal business hours but without prior notice, to examine, copy, and make extracts from its books and records, to visit and inspect its properties and the Collateral, and to discuss its business, operations, and financial condition and the Collateral with its officers, employees, and independent certified public accountants, at the expense of Borrower.

5.9 KEEPING BOOKS AND RECORDS. The Borrower and its subsidiaries will maintain proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

5.10 COMPLIANCE WITH LAWS. The Borrower and its subsidiaries will comply in all material respects with all applicable laws, rules, regulations, orders, and decrees of any governmental authority or arbitrator.

5.11 COMPLIANCE WITH AGREEMENTS. The Borrower and its subsidiaries will comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

5.12 FURTHER ASSURANCES. The Borrower and its subsidiaries will execute and deliver such further documents and take such further action as may be requested by the Lender to carry out the provisions and purposes of this Agreement and the other Credit Documents.

5.13 USE OF PROCEEDS OF LOAN. The Borrower will use the Loan proceeds as set forth in Section 3.3.

5.14 REINSURANCE OBLIGATIONS. The Borrower, its subsidiaries and the Guarantor will cause MEGA (as defined in the Reinsurance Agreement) to either (a) assume all liabilities and obligations of Borrower under this Agreement and the Credit Documents to which Borrower is or may become a party and all related documents and furnish Lender with satisfactory evidence that UICI has guaranteed the liabilities and obligations assumed by MEGA or (b) reinsure with Borrower the same percentage of the UGA Business (as defined in the Reinsurance Agreement) as reinsured pursuant to the Reinsurance Agreement immediately prior to the assumption and novation by MEGA and maintain such reinsurance in force at all times during which there is an outstanding balance under this Agreement or the Credit Documents. The Borrower, its subsidiaries and the Guarantor will cause MEGA to execute all documents and take all actions necessary to evidence the assumption of liability in the case of (a) or the reinsurance and Lender's first priority security interest in all right, title and interest of Borrower in such reinsurance in the case of (b) to the reasonable satisfaction of Lender.

                                    ARTICLE 6



                     GENERAL NEGATIVE COVENANTS OF BORROWER

         The Borrower covenants and agrees that, as long as the obligations or any part thereof are outstanding, the Borrower and its subsidiaries, if any, will jointly and severally perform and observe the following negative covenants:

6.1 DEBT. The Borrower and its subsidiaries will not incur, create, assume, or permit to exist any Debt, except:

                  (a) Debt in the amount disclosed in Schedule X hereto and any extensions, renewals or refinancings of such existing Debt so long as (i) the principal amount of such Debt after such renewal, extension or refinancing shall not exceed the principal amount of such Debt which was outstanding immediately prior to such renewal, extension or refinancing, and (ii) such Debt shall not be secured by any assets other than assets securing such Debt, if any, prior to such renewal, extension or refinancing;

6.2 LIMITATION ON LIENS. The Borrower and its subsidiaries will not incur, create, assume, or permit to exist any Lien upon the Collateral or any of its property, whether now owned or hereafter acquired, except the following:

                  (a) Liens disclosed on Schedule Y hereto, and Liens created and existing in connection with any extensions, renewals or refinancings of the Debt secured by such Liens as permitted under Section 6.1(a), provided that (i) no such Lien is expanded to cover any additional property (other than after acquired title in or on such property and proceeds of the existing collateral and other than property having no greater fair market value than the existing collateral for which such property is being substituted as new collateral) after the date hereof; and (ii) no such Lien is spread to secure any additional Debt after the date hereof;

                  (b) Encumbrances consisting of easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the property encumbered thereby or materially impair the ability of Borrower or its subsidiaries to use such property in its business, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (c) Liens (other than Liens relating to liabilities resulting from the violation of Environmental Laws or ERISA) for taxes, assessments, or other governmental charges that are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                  (d) Liens of mechanics, materialmen, warehousemen, carriers, or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith and for which adequate reserves have been established; and

                  (e) Liens created pursuant to the Custody Agreement.

6.3 MERGERS, ETC. The Borrower and its subsidiaries will not become a party to a merger or consolidation, or purchase or otherwise acquire all of the properties of any Person or purchase or acquire properties of an Person with a book value in excess of ten percent (10%) of the book value of all properties of the Borrower (as determined as of the date of acquisition) or any shares or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate itself.

6.4 TRANSACTIONS WITH AFFILIATES. The Borrower and it subsidiaries will not enter into any transaction, including, without limitation, the purchase, sale, loan, or exchange of property or the rendering of any service, with any affiliate of the Borrower and its subsidiaries, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's and its subsidiaries' business and upon fair and reasonable terms no less favorable to Borrower and its subsidiaries than would be obtained in a comparable arms-length transaction with an entity not an affiliate of the Borrower or such subsidiary.

6.5 DISPOSITION OF PROPERTY. The Borrower and its subsidiaries will not sell, lease, assign, transfer, or otherwise dispose of any of its property (including the Collateral), except (a) dispositions of inventory, in the ordinary course of business; (b) dispositions of assets reasonably and in good faith determined by Borrower and its subsidiaries to be obsolete or no longer necessary to its business if no Event of Default exists or would result therefrom; (c) licenses, sublicenses, leases and subleases of intellectual property, general intangibles, or other property (other than capital stock), in each case in the ordinary course of business, that do not materially interfere with the business of Borrower and its subsidiaries; (d) the sale of overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or settlement thereof; (e) the disposition of property by Borrower and its subsidiaries in connection with reinsurance treaties or agreements entered into in the ordinary course of business; and (f) the disposition of investments in the ordinary course of business in connection with the management of its investment portfolio provided the proceeds thereof are utilized to satisfy liabilities and expenses incurred in the ordinary course of business. The Borrower and its subsidiaries shall not sell or otherwise dispose of any of its assets for any consideration that is less than a fair market value.

6.6 LINES OF BUSINESS. The Borrower and its subsidiaries will not engage in any line or lines of business activity other than the insurance business, other businesses in which it is engaged on the date hereof, any businesses reasonably related thereto and the sale of products or services utilizing the existing channels of distribution currently utilized by Borrower and its subsidiaries.

6.7 RESTRICTIONS ON SUBSIDIARIES. Borrower will not permit any subsidiary to make any investment in, provide any guarantee for the benefit of, or make any type of deposit with any subsidiary engaged in the credit card business (including, without limitation, United Credit National Bank) or any subsidiary owning such a subsidiary.

6.8 SHARES OF CAPITAL STOCK. The Borrower will not issue, or allow to be issued, any capital stock of the Borrower in addition to the one share of capital stock currently issued and outstanding and described in
         Section 4.1 hereof.


                                    ARTICLE 7

                               FINANCIAL COVENANTS

         The Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding, the Borrower and its subsidiaries, if any, will jointly and severally perform and observe the following financial covenants:

7.1 BORROWER CAPITAL. The Borrower and its subsidiaries shall cause the statutory capital and surplus of Borrower, as determined in accordance with GAAP, at all times to be no less than One Million Dollars ($1,000,000).


                                    ARTICLE 8

                                EVENTS OF DEFAULT

         The occurrence of any events or conditions described in Sections 8.1 through 8.11 shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

8.1 NOTE. Borrower shall fail to pay (a) when due any payment of principal and (b) within 3 business days of the date due any interest on the Note.

8.2 OBLIGATIONS. Borrower shall fail to make any payments of any of the other Obligations, within 5 business days after the date Borrower receives written notice of the failure to pay when due such other Obligations.

8.3 MISREPRESENTATIONS. Any representation, warranty or statement made by Borrower herein, in the Note or in the Security Agreement which is or proves to have been incorrect, untrue or misleading in any material respect when made, or becomes incorrect, untrue or misleading in any material respect at any time any amount remains unpaid on account of any of the Obligations.

8.4 COVENANTS. Borrower fails to keep, observe, perform, carry out or execute in every particular its respective covenants, agreements, obligations or conditions contained in this Agreement, in the Note or in the Security Agreement.

8.5 VOLUNTARY BANKRUPTCY. Borrower shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement or readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal or foreign, now or hereafter existing; Borrower shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding, Borrower shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Borrower for all or a substantial part of its property; Borrower shall make an assignment for the benefit of its creditors; Borrower shall be unable or shall fail to pay its debts generally as such debts become due; Borrower shall commit any act which would provide grounds for the entry of an order for relief under any chapter of the Bankruptcy Code.

8.6 INVOLUNTARY BANKRUPTCY. There shall have been filed against Borrower an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal or foreign, now or hereafter existing; Borrower shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Borrower for all or a substantial part of its property; Borrower shall suffer or permit the issuance of a warrant of attachment or garnishment, execution or similar process against all or any substantial part of the property of Borrower; or Borrower shall commit any act which would provide grounds for the entry of an order for relief under any chapter of the Bankruptcy Code.


8.7 JUDGEMENTS. If a judgement for the payment of money in excess of $50,000 shall have been rendered by any court of competent jurisdiction against Borrower and the same shall not have been discharged or varied or execution thereunder stayed, whether pursuant to appeal or otherwise, within ninety (90) days of the entry thereof, or if any order, ruling or direction of any competent authority is issued with respect to Borrower which materially adversely affects Borrower or which requires a substantial or material adverse change in the business or affairs of Borrower or any material disposition of assets of Borrower.

8.8 TAX LIENS. If any federal, state or local tax lien is filed of record against Borrower and is not bonded or discharged within ninety (90) days.

8.9 DEEMED INSECURE. Lender, at any time and in good faith, shall deem itself insecure (and for purposes of this Agreement, Lender shall be entitled to deem itself insecure when some event occurs, fails to occur, or is threatened or some objective condition exists or is threatened which materially impairs the prospects that any of the Obligations will not be paid when due, or which materially affects the financial or business condition or results of operations of the Borrower).

8.10 EVIDENCE OF NO DEFAULT. Lender shall reasonably suspect the occurrence of one or more of the aforesaid Events of Default and Borrower, upon request of Lender, shall fail to provide within three (3) business days evidence reasonably satisfactory to Lender that any such Event of Default has not in fact occurred.

8.11 GUARANTY NOT EFFECTIVE. Guarantor provides notice or Lender receives other information relating to the validity or enforceability of the Guaranty or the Guarantor fails to keep, observe, perform, carry out or execute in every particular its respective covenants, agreements, obligations or conditions contained in Section 5.14 hereof relative to certain reinsurance agreements.



                                    ARTICLE 9

                                    REMEDIES

         Upon the occurrence of any one or more Events of Default, Lender's obligation to extend any financing under this Agreement shall immediately cease and at its option and in addition to and not in lieu of any remedies provided for in the Credit Documents, or any other statute or rule of law or equity, all of which may be exercised successively or concurrently, Lender shall be entitled to exercise any and all remedies available to it at law or in equity. Upon the occurrence or existence of any Event of Default, interest on the principal amount of the Loan shall accrue and be payable at the Default Interest Rate and the Note and all other Obligations shall be and become forthwith, due and payable without any presentment, further or other demand, protest, notice of any of the foregoing or other notice of any kind, all of which are hereby expressly waived notwithstanding anything contained herein or in the Note to the contrary.

         The Lender shall have, in addition to the rights and remedies given to it under this Agreement, the Note and the Credit Documents, all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Collateral of the Borrower or the Guarantor may be located, and all rights and remedies allowed by all applicable Laws, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by said Laws.

         Upon an Event of Default, the Borrower, immediately upon demand by the Lender, shall assemble the Collateral and make it available to the Lender at a place or places to be designated by the Lender which is reasonably convenient to the Lender and the Borrower. Any notice required to be given by the Lender of sale, lease, other disposition of the Collateral or any other intended action by the Lender, deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified in this Agreement not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice to the Borrower thereof. Upon an Event of Default, the Borrower agrees that the Lender may, if the Lender deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. The Borrower agrees that the Lender has no obligation to preserve rights against prior parties to the Collateral. Further, to the extent permitted by law, the Borrower waives and releases any cause of action and claim against the Lender as a result of the Lender's possession, collection or sale of the Collateral, any liability or penalty for failure of the Lender to comply with any requirement imposed on the Lender relating to notice of sale, holding of sale or reporting of sale of the Collateral, and any right of redemption from such sale, except for the Lender's gross negligence or willful misconduct.


                                   ARTICLE 10

                               GENERAL OBLIGATIONS

         The following conditions shall be applicable throughout the term of this Agreement, to this Agreement and to the other Credit Documents:

10.1 RIGHTS OF THIRD PARTIES. All conditions of the obligations of Lender hereunder and under any of the other Credit Documents are imposed solely and exclusively for the benefit of Borrower and its successors and assigns and no other person or entity shall have standing to require satisfaction of such conditions in accordance with their terms in the absence of strict compliance with any or all thereof, and no other person or entity shall, under any circumstances be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so. Borrower shall and does indemnify Lender from and against any liabilities, claims or losses resulting from the disbursement of the proceeds of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liabilities, claims or losses exists.

10.2 EVIDENCE OF SATISFACTION OF CONDITIONS. Any condition of this Agreement or any of the other Credit Documents which requires the submission of evidence of the existence or non-existence of a specified fact or facts implied as a condition the existence or non-existence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its satisfaction and in its absolute discretion such existence or non-existence.

10.3 NO AGENCY. Lender is not the Lender or representative of Borrower, and Borrower is not the Lender or representative of Lender, and nothing in this Agreement or any of the other Credit Documents shall be construed to make Lender liable to anyone for goods delivered to or labor or services performed upon any property of Borrower or for debts or claims accruing against Borrower.

10.4 NO PARTNERSHIP, JOINT VENTURE OR CONTROL RELATIONSHIP. Neither this Agreement nor any of the other Credit Documents shall in any respect be interpreted, deemed or construed as making Lender a partner or joint venturer with, or providing Lender with any rights to control the business or conduct of Borrower (or any entities related to or affiliated with Borrower) or to influence decisions relating to the Borrower's business operations or the business operations of any entities related to or affiliated with Borrower, or creating any similar relationship or entity, and Borrower agrees that it will not make any contrary assertion, contention, claim or counterclaim in any action, suit or other legal proceeding involving Lender and Borrower.

10.5 NO ASSIGNMENT BY BORROWER. This Agreement and the other Credit Documents may not be assigned by Borrower without the written consent of Lender. If Lender approves any such assignment by Borrower, Lender shall be entitled to make advances to such assignee and such advances shall be evidenced by the Note and secured by the Credit Documents. Borrower shall remain liable for payment of all sums advanced hereunder before and after such assignment.

10.6 ASSIGNMENT BY LENDER. The Note, this Agreement, and any and all of the other Credit Documents may be endorsed, assigned, and transferred in whole or in part by Lender, and any such holder and assignee of same shall succeed to and be possessed of the rights of Lender under all of the same to the extent transferred and assigned.

10.7 ENTIRE AGREEMENT. This Agreement contains the entire terms of the agreement between Borrower and Lender covering the disbursement of the Loan and the use of the Loan by Borrower.

10.8 NOTICES. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Agreement or any of the other Credit Documents shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States Post Office, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth below or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which any response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof. Personal delivery to a party or to any officer, partner, agent or employee of such party at such address shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice as been received shall also constitute receipt. Any such notice, election, demand, request or response, if given to Lender shall be addressed as follows:

                              Money Services, Inc.
                              4333 Edgewood Road, N.E.
                              Cedar Rapids, Iowa 52499

                              Attention: General Counsel


         and, if given to Borrower, shall be addressed as follows:


                              U.S. MANAGERS LIFE INSURANCE COMPANY LTD.
                              c/o UICI
                              4001 McEwen Drive
                              Dallas, TX 75244
                              Attn: Executive Vice President and General Counsel

10.9 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Agreement or in any other Credit Document any party is named or referred to, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement or in any other Credit Document by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, executors, legal representatives, successors, successors-in-title and assigns whether so expressed or not; provided, however, that nothing contained in this Agreement or in any other Credit Document shall or shall be deemed to limit or act in derogation of any restriction on transfer or assignment impressed upon Borrower in any of the Credit Documents.

10.10 HEADINGS. The headings of the articles, paragraphs and subparagraphs of this Agreement and the other Credit Documents are for the convenience of reference only, are not to be considered a part hereof or thereof and shall not limit or otherwise affect any of the terms hereof or thereof.

10.11 INVALID PROVISION TO AFFECT NO OTHERS. In fulfillment of any provision hereof or in any of the Credit Documents or any transaction related thereto at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision herein or therein contained operates or would prospectively operate to invalidate this Agreement or any of the other Credit Documents, in whole or in part, then such clause or provision only shall be held for naught, as though not herein or therein contained, and the remainder of this Agreement or such other Credit Document shall remain operative and in full force and effect.

10.12 NUMBER AND GENDER. Whenever the singular or plural number, or the masculine, feminine or neuter gender is used herein or in any other Credit Document, it shall equally include the other.

10.13 AMENDMENTS. Neither this Agreement nor any of the other Credit Documents, nor any provisions hereof or thereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver discharge or termination is sought.

10.14 GOVERNING LAW. This Agreement and the other Credit Documents shall be governed by and construed in accordance with the laws of the State of Iowa, except to the extent otherwise specified in any of the other Credit Documents in which event the specification of governing law in such other Credit Documents shall control.

10.15 NO WAIVER. No delay or failure on the part of any party hereto or to any of the other Credit Documents of the exercise of any right or remedy hereunder or thereunder shall operate as a waiver thereof, and no single or partial exercise of any right or remedy hereunder or thereunder shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party contrary to the provisions of this Agreement or of any other Credit Document shall be construed to constitute a waiver of any of the express provisions hereof or thereof. Specifically, but without limiting the foregoing provisions of this paragraph, Lender may waive any Event of Default, and, in such event, such Event of Default shall be deemed nonexistent ab initio and shall have no effect upon this Agreement; provided, however, that no such waiver shall be effective whatsoever unless the same is in writing, specifically describes each or Event of Default waived and is duly executed by an officer of Lender.

10.16 MAXIMUM INTEREST RATE. Anything in the Note, this Agreement or any of the other Credit Documents to the contrary notwithstanding, it is understood and agreed by the parties that, if by reason of acceleration or otherwise, interest paid or contracted to be paid by Borrower on the loan shall exceed the maximum amount permitted by applicable law, the excess shall be credited on interest accrued or principal, or both, so that such interest shall not exceed the maximum amount permitted by such law, provided that this paragraph shall not have any effect if there is no applicable law regulating the amount of interest which can be paid on the Loan or if no usury defense is available to Borrower.

10.17 LENDER'S LIABILITY. No action shall be commenced by Borrower for any claim against Lender under the terms of this Agreement or any of the other Credit Documents unless notice thereof, specifically setting forth the claim of Borrower, shall have been given to Lender within fifteen (15) days after the occurrence of the event or omission which Borrower alleges gave rise to such claim, and failure to give such notice shall constitute a waiver of any such claim.

10.18 SUMS HELD BY LENDER. Lender shall not, except to the extent required by law or otherwise provided in any Credit Document, have any obligation to pay interest on any sums from time to time deposited by Borrower with Lender, or otherwise collected by Lender, pursuant to this Agreement or any of the other Credit Documents.

10.19 CONFLICT WITH CREDIT DOCUMENTS. Except as otherwise specifically set forth herein or in the other Credit Documents, in the event of any conflict between the provisions hereof and any of the other Credit Documents, the provisions hereof shall govern but, in the absence of conflict, nothing herein shall restrict the rights or remedies of Lender under any of the other Credit Documents.

10.20 CONSTRUCTION OF AGREEMENT. No provision of this Agreement or of any other Credit Document shall be construed against or interpreted to the disadvantage of any party hereto or thereto by any court or other governmental or Judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

10.21 PLACE AND MANNER OF PAYMENT. Payments of principal and interest becoming due and payable on the Note or any other Credit Document are to be made in lawful money of the United States of America and shall be made in Cedar Rapids, Iowa at the office of Lender or at such other place as Lender shall designate by written notice to Borrower. All payments shall be made by wire transfer for credit to the account of Lender, and provide sufficient information with description, identification numbers, principal and interest with such wire transfer to identify the source and application of the payments.

10.22 PAYMENT ON NON-BUSINESS DAYS. Whenever any payment to be made under the Note or any other Credit Document shall be stated to be due on a Saturday, Sunday, or a public holiday under the laws of the State of Iowa, such payment may be made on the next succeeding business day, and such extension of time shall in such case be included in the computation of payment of interest under the Note or such other Credit Document.

10.23 EXPENSES. The Borrower hereby agrees to pay on demand: (a) all reasonable out-of-pocket costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Agreement and the other Credit Documents and any and all amendments, modifications, renewals, extensions, and supplements thereof and thereto, including, without limitation, the reasonable fees and expenses of legal counsel for the Lender, (b) all out-of-pocket costs and expenses of the Lender in connection with any Event of Default and the enforcement of this Agreement or any other Credit Document, including, without limitation, the reasonable fees and expenses of legal counsel for the Lender, (c) all transfer, stamp, documentary, or other similar taxes, assessments, or charges levied by any governmental authority in respect of this Agreement or any of the other Credit Documents, and (d) all other out-of-pocket costs and expenses incurred by the Lender in connection with this Agreement or any other Credit Document.

10.24 EQUITABLE RELIEF. The Borrower recognizes that in the event the Borrower fails to pay, perform, observe, or discharge any or all of the Obligations, any remedy at law may prove to be inadequate relief to the Lender. The Borrower therefore agrees that the Lender, if the Lender so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

10.25 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Agreement.

10.26 CONSENT TO JURISDICTION AND WAIVER OF JURY TRIAL AND PERSONAL SERVICE. BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN LINN COUNTY, IOWA IN ANY ACTION, SUIT OR PROCEEDING COMMENCED THEREIN IN CONNECTION WITH OR WITH RESPECT TO OR IN RESPECT OF THE OBLIGATIONS, THIS AGREEMENT, THE NOTE OR ANY OTHER CREDIT DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY DEFENSES OR COUNTER CLAIMS THEREIN) AND WAIVES ANY OBJECTION TO VENUE IN CONNECTION THEREWITH. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS OR PAPERS ISSUED OR SERVED IN CONNECTION WITH THE FOREGOING AND AGREES THAT SERVICE OF SUCH PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, DIRECTED TO THE BORROWER AS SET FORTH IN
SECTION 10.8 ABOVE. THE LENDER AND THE BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY DEFENSES OR COUNTERCLAIMS THEREIN), WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, THE NOTE OR ANY OTHER DOCUMENTS.

(The remainder of this page has been left blank intentionally. Signatures appear on the following page)

         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the date first above written.

                                     LENDER:

                                     MONEY SERVICES, INC.
                                     a Delaware corporation

                                     BY:
                                        ---------------------------------------
                                     NAME: Patrick DePalma
                                     TITLE: President


                                     GUARANTOR:

                                     UICI
                                     a Delaware corporation


                                     BY: /s/ GLENN W. REED
                                        ---------------------------------------
                                     NAME: Glenn W. Reed
                                     TITLE: Executive Vice President



                                    BORROWER:

                                    UNITED GROUP REINSURANCE, INC.
                                    a Turks & Caicos Islands corporation


                                    BY: /s/ ROBERT B. VLACH
                                        ---------------------------------------
                                    NAME. Robert B. Vlach
                                    TITLE:  V.P.